Exhibit 99.3
3Q 2023 Earnings Call 18 August 2023 20 Exhibit 99.3 (Furnished herewith)

2 John Deere | 3Q 2023 Earnings Call | August 18, 2023 Safe Harbor Statement and Disclosures This earnings call and accompanying materials may include forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “forecast,” “guidance,” “project,” “target,” “outlook,” “prospects,” “expect,” “estimate,” “will,” “goal,” “plan,” “anticipate,” “intend,” “predict,” “believe,” “likely,” “future,” “could,” “may,” or other similar words or phrases, including the negative variations of such words or phrases. Examples of forward-looking statements include, among others, comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact the company’s businesses and customers. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, changes in circumstances and other factors that are difficult to predict and many of which are outside of the company’s control causing actual results to differ materially from those projected in these forward-looking statements. Among these factors are risks related to changes in U.S. and international laws and regulations, the political and economic geographies in which we operate, international conflicts, adverse macroeconomic conditions impacting consumer practices, including demand for John Deere products and changes in climate patterns. For a discussion of some of these risks and uncertainties see “Item 1A Risk Factors” in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the U.S. Securities and Exchange Commission. Investors should refer to and consider the information on risks and uncertainties in addition to the information presented here. All forward-looking statements made in this earnings call and accompanying materials are based only on information currently available and speaks only as of the date on which it is made. You should not place undue reliance on forward-looking statements. The company, except as required by law, undertakes no obligation to update or revise any forward-looking statements whether as a result of new developments or otherwise. This earnings call and accompanying materials may contain non-GAAP financial measures. Non-GAAP measures should be viewed as a supplement to and not in isolation from or as a substitute for the Company’s GAAP measures of performance and the financial results calculated in accordance with GAAP and reconciliations from these results should be carefully evaluated. 21

3 John Deere | 3Q 2023 Earnings Call | August 18, 2023 3Q 2023 Results ($ millions except where noted) $14,102 $15,801 3Q 2022 3Q 2023 $13,000 $14,284 3Q 2022 3Q 2023 $1,884 $2,978 3Q 2022 3Q 2023 $6.16 $10.20 3Q 2022 3Q 2023 10% Net Sales and Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 12% 58% 66% 22

4 John Deere | 3Q 2023 Earnings Call | August 18, 2023 Production and Precision Ag 3Q 2023 Results $ in millions $6,096 $6,806 3Q 2022 3Q 2023 Net Sales 12% Operating Profit Comparison $1,782 $27 ($1) ($72) $1,293 $723 ($41) $4 ($77) ($74) 3Q 2022 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 3Q 2023 23

5 John Deere | 3Q 2023 Earnings Call | August 18, 2023 Small Ag and Turf 3Q 2023 Results $ in millions $3,635 $3,739 3Q 2022 3Q 2023 Net Sales 3% Operating Profit Comparison $732 ($59) $0 ($8) $552 $337 ($6) $25 ($71) ($38) 3Q 2022 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 3Q 2023 24

6 John Deere | 3Q 2023 Earnings Call | August 18, 2023 Ag and Turf Industry Outlook (in units) – FY 2023 Source: Deere & Company forecast as of 18 August 2023 U.S. and CANADA LARGE AG ~10% EUROPE AG Flat to up 5% SOUTH AMERICA AG (tractors and combines) Flat to down 5% U.S. and CANADA SMALL AG and TURF 5-10% ASIA AG Down moderately 25

7 John Deere | 3Q 2023 Earnings Call | August 18, 2023 Production and Precision Ag Business Segment Outlook $ in millions Source: Deere & Company forecast as of 18 August 2023 19.9% FY 2022 FY 2023 Fcst $22,002 FY 2022 FY 2023 Fcst Net Sales 25-26% Operating Margin ~20% 26

8 John Deere | 3Q 2023 Earnings Call | August 18, 2023 $13,381 FY 2022 FY 2023 Fcst Small Ag and Turf Business Segment Outlook $ in millions Source: Deere & Company forecast as of 18 August 2023 14.6% FY 2022 FY 2023 Fcst 17-18% ~5% Net Sales Operating Margin 27

9 John Deere | 3Q 2023 Earnings Call | August 18, 2023 Construction and Forestry 3Q 2023 Results $ in millions $3,269 $3,739 3Q 2022 3Q 2023 Net Sales 14% $716 $26 ($8) ($32) ($34) $1 $514 $327 ($17) ($61) 3Q 2022 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 3Q 2023 Operating Profit Comparison 28

10 John Deere | 3Q 2023 Earnings Call | August 18, 2023 Construction and Forestry Industry Outlook (in units) – FY 2023 Source: Deere & Company forecast as of 18 August 2023 NORTH AMERICA COMPACT CONSTRUCTION EQUIPMENT Flat to up 5% GLOBAL FORESTRY Flat to down 5% NORTH AMERICA CONSTRUCTION EQUIPMENT Flat to up 5% GLOBAL ROADBUILDING Flat to up 5% 29

11 John Deere | 3Q 2023 Earnings Call | August 18, 2023 Construction and Forestry Business Segment Outlook $ in millions Source: Deere & Company forecast as of 18 August 2023 16.1% FY 2022 FY 2023 Fcst $12,534 FY 2022 FY 2023 Fcst 15-20% 18.5-19.5% Net Sales Operating Margin 30

12 John Deere | 3Q 2023 Earnings Call | August 18, 2023 Financial Services Net Income – Results and Outlook $ in millions Source: Deere & Company forecast as of 18 August 2023 $209 $216 3Q 2022 3Q 2023 Quarter Results Fiscal Year Outlook $880 $630 FY 2022 FY 2023 Fcst ~ 31

13 John Deere | 3Q 2023 Earnings Call | August 18, 2023 Deere & Company Outlook Effective Tax Rate* Net Income (attributable to Deere & Co.) $9.75-10.0B 21-23% FY 2023 FORECAST Net Operating Cash Flow* $10.5-11.0B *Equipment Operations Source: Deere & Company forecast as of 18 August 2023 32

14 John Deere | 3Q 2023 Earnings Call | August 18, 2023 Appendix 33

15 John Deere | 3Q 2023 Earnings Call | August 18, 2023 ($ millions) 3Q 2023 FY 2023 Forecast Cost of Sales (percent of Net Sales) 67% ~68% Selling, Administrative and General Expenses 13% ~17% Research and Development Expenses 10% ~15% Capital Expenditures ~$1,650 Pension/OPEB Expenses ~$195 Pension/OPEB Contributions ~$210 Other Financial Information Equipment Operations Source: Deere & Company forecast as of 18 August 2023 34

16 John Deere | 3Q 2023 Earnings Call | August 18, 2023 July 2023 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 4% More than the industry 2WD Tractors (40 < 100 PTO hp) 4% More than the industry 2WD Tractors (100+ PTO hp) 10% In line with the industry 4WD Tractors 14% Less than the industry Combines 16% More than the industry Deere Dealer Inventories*** U.S. and Canada Ag 2023 2022 2WD Tractors (100+ PTO hp) 30% 24% Combines 17% 25% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 35

17 John Deere | 3Q 2023 Earnings Call | August 18, 2023 Retail Sales U.S. and Canada Deere* Selected Turf and Utility Equipment Up double digits Construction and Forestry First-in-the-Dirt Settlements Flat Low double digits July 2023 Retail Sales (Rolling 3 Months) Retail Sales Europe Ag Deere* Tractors High single digit Combines Single digit * Based on internal sales reports 36

18 John Deere | 3Q 2023 Earnings Call | August 18, 2023 Deere Use-of-Cash Priorities SHARE REPURCHASE Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms (reflects the strategic nature of our financial services operation) Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met COMMITTED TO “A” RATING FUND OPERATING & GROWTH NEEDS COMMON STOCK DIVIDEND CASH FROM OPERATIONS 37

19 John Deere | 3Q 2023 Earnings Call | August 18, 2023 Deere & Company’s 4Q 2023 earnings call is scheduled for 9:00 a.m. Central Time on Wednesday, 22 November 2023. 38

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